SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                             Current Report Pursuant
                          To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): November 12, 2003

                                  BIOMODA INC.
             (Exact Name of Registrant as Specified in its Charter)


                                   New Mexico
                 (State or Other Jurisdiction of Incorporation)


        333-90738                                       85-0392345
 (Commission File Number)                   (I.R.S. Employer Identification No.)


                           8301 Washington NE, Suite 6
                              Albuquerque, NM 87113
          (Address of Principal Executive Offices, Including Zip Code)


                                 (505) 821-0875
              (Registrant's Telephone Number, Including Area Code)

Item 4.  Change in Registrant's Certifying Accountant
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Effective November 12, 2003, the Board of Directors of the Company approved the engagement of Squar, Milner, Reehl & Williamson, LLP Public Accountants ("Squar Milner") as its independent auditors for the fiscal year ended December 31, 2003 to replace Hinkle & Landers, P.C . The Company did not consult with Squar Milner on any matters during our two most recent fiscal years and through November 12, 2003.



The resignation of Hinkle & Landers, P.C was detailed in the Registrant's Form 8-K of November 13, 2003.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                     BIOMODA,  INC.


Date:   November 21, 2003

                                                     By: /s/ John J. Cousins
                                                         --------------------
                                                         John J. Cousins
                                                         President